UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) - January 23, 2008

IEC ELECTRONICS CORP.
(Exact Name of Registrant as Specified in its Charter)

Delaware
(State or Other Jurisdiction of Incorporation)

0-6508	13-3458955
(Commission File Number)	(IRS Employer Identification No.)

105 Norton Street, Newark, New York 14513
(Address of principal executive offices)(Zipcode)

(315) 331-7742
(Registrant’s Telephone Number, Including Area Code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act
  (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act
(17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

(e)  In order to provide additional retention incentives, the Board of Directors, on January 23, 2008, approved an amendment to the Challenge Award options granted to the Company's executive officers in Fiscal 2005. The options were amended to delete vesting and exercise based on the attainment of certain performance goals for the fiscal years ending September 30, 2008, September 30, 2009 and September 30, 1010 and to provide instead that the options remaining unvested on September 30, 2007 would vest and be exercisable in two equal amounts on May 11, 2009 (or July 13, 2009 in the case of one executive) and on May 11, 2010 (or July 13, 2010 in the case of one executive). No options will vest in Fiscal 2008.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

IEC Electronics Corp. (Registrant)

Date: January 28, 2008	By:	/s/ W. Barry Gilbert
W. Barry Gilbert
Chairman, Chief Executive Officer